AGREEMENT

between

T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.

and

T. ROWE PRICE FUNDS

Article U	Directors, Trustees and Shareholders and Massachusetts Business Trust	14

Article V	Captions	15

SCHEDULE 1

APPENDIX A

AGREEMENT, made as of the first day of January, 2013, by and between T. ROWE PRICE RETIREMENT PLAN SERVICES, INC., a Maryland corporation having its principal office and place of business at 100 East Pratt Street, Baltimore, Maryland 21202 (“RPS”), and EACH FUND WHICH IS LISTED ON APPENDIX A (as such Appendix may be amended from time to time) and which evidences its agreement to be bound hereby by executing a copy of this Agreement (each Fund hereinafter referred to as “the Fund”) whose definition may be found in Article T;

WHEREAS, the Funds are named investment options under various tax-sheltered plans, including, but not limited to, state and local government deferred compensation plans, 403(b) plans, profit sharing plans, thrift plans, 401(k) plans, non-qualified plans and money purchase pension plans for self-employed individuals, professional partnerships and corporations (collectively referred to as “Retirement Plans”); and the Fund has determined that such investments of Retirement Plans in the Funds are in the best long-term interest of the Funds;

WHEREAS, RPS has the capability of providing services, on behalf of the Fund, for such Retirement Plans and the accounts of individuals (“Participants”) participating in these Retirement Plans (“Retirement Accounts”);

WHEREAS, RPS represents that it is registered with the Securities and Exchange Commission as a Transfer Agent under Section 17A of the Securities Exchange Act of 1934 (the “’34 Act”); and

WHEREAS, the Fund desires to contract with RPS to provide the functions and services described herein in connection with the Retirement Plans and Retirement Accounts.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

A. Terms of Appointment

 Subject to the terms and conditions set forth in this Agreement, the Fund hereby employs and appoints RPS to perform the services and functions described herein in connection with certain Retirement Plans and Retirement Accounts as agreed upon by the parties. RPS may subcontract or jointly contract with other parties, including banks, on behalf of the Funds to perform certain of the functions described herein

B. Duties of RPS

 RPS agrees that it will perform the services set forth on Schedule 1 of this Agreement in accordance with all applicable rules and regulations, the Fund’s then-current prospectus and policies and procedures adopted by RPS. RPS will implement and maintain the systems, data storage and reporting necessary to perform such services.

C. Fees and Expenses

 For the services performed on Schedule 1 of this Agreement, the Fund shall pay the fees and expenses as mutually agreed upon by both parties.

D. Representations and Warranties of RPS

 RPS represents and warrants to the Fund that:

1. It is a corporation duly organized and existing and in good standing under the laws of Maryland.

2. It is empowered under applicable laws and by its charter and by-laws to enter into and perform this Agreement.

3. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

4. It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

5. It is registered with the Securities and Exchange Commission as a Transfer Agent pursuant to Section 17A of the ‘34 Act.

E. Representations and Warranties of the Fund

The Fund represents and warrants to RPS that:

1. It is a corporation or business trust duly organized and existing and in good standing under the laws of Maryland, or Massachusetts, as the case may be.

2. It is empowered under applicable laws and by its Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws to enter into and perform this Agreement.

3. All proceedings required by said Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws have been taken to authorize it to enter into and perform this Agreement.

4. It is an investment company registered under the Investment Company Act of 1940 (the “’40 Act”).

5. A registration statement under the Securities Act of 1933 (the “’33 Act”) is currently effective and will remain effective, and appropriate state securities law filing have been made and will continue to be made, with respect to all shares of the Fund being offered for sale.

F. Standard of Care/Indemnification

Notwithstanding anything to the contrary in this Agreement:

1.  RPS shall not be liable to the Fund for any act or failure to act by it or its agents or subcontractors on behalf of the Fund in carrying or attempting to carry out the terms and provisions of this Agreement provided RPS has acted in good faith and without negligence or willful misconduct and selected and monitored the performance of its agents and subcontractors with reasonable care.

2. The Fund shall indemnify and hold RPS harmless from and against all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel, incurred by RPS resulting from: (i) any action or omission by RPS or its agents or subcontractors in the performance of their duties hereunder; (ii) RPS acting upon instructions reasonably believed by it to have been executed by a duly authorized officer of the Fund; or (iii) RPS acting upon information provided by the Fund in form and under policies agreed to by RPS and the Fund. RPS shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of RPS or where RPS has not exercised reasonable care in selecting or monitoring the performance of its agents or subcontractors.

3. Except as provided in Article K of this Agreement, RPS shall indemnify and hold harmless the Fund from all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel, incurred by the Fund resulting from negligence or willful misconduct of RPS or which result from RPS’ failure to exercise reasonable care in selecting or monitoring the performance of its agents or subcontractors. The Fund shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of such Fund or its agents or subcontractors; unless such negligence or misconduct is attributable to RPS.

4. In determining RPS’ liability, an isolated error or omission will normally not be deemed to constitute negligence when it is determined that:

•  RPS had in place “appropriate procedures;”

•  the employees responsible for the error or omission had been reasonably trained and were being appropriately monitored; and

•  no evidence or circumstances have been produced to indicate that the individual who committed the error or omission was functioning in bad faith, gross negligence or willful misconduct at the time of the incident.

It is understood that RPS is not obligated to have in place separate procedures to prevent each and every conceivable type of error or omission. The term “appropriate procedures” shall mean procedures reasonably designed to prevent and detect errors and omissions. In determining the reasonableness of such procedures, weight will be given to such factors as are appropriate, including the prior occurrence of any similar errors or omissions when such procedures were in place and transfer agent industry standards in place at the time of the occurrence.

5. In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes or other causes reasonably beyond its control, such party shall not be liable to the other party for any loss, cost, damage, claims, actions or expense resulting from such failure to perform or otherwise from such causes.

6. In order that the indemnification provisions contained in this Article F shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim, or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party’s prior written consent.

7. Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

G. Dual Interests

It is understood that some person or persons may be directors, officers, or shareholders of both RPS and the Fund and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

H. Documentation

1.  As requested by RPS, the Fund shall promptly furnish to RPS the following:

a. copy of the resolution of the Directors/Trustees of the Fund authorizing the appointment of RPS and the execution and delivery of this Agreement;

b. A copy of the Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws of the Fund and all amendments thereto;

c. An opinion of counsel for the Fund with respect to the validity of the stock, the number of Shares authorized, the status of redeemed Shares, and the number of

Shares with respect to which a Registration Statement has been filed and is in effect; and

d. A copy of the Fund’s current and new prospectuses and shareholder reports issued by the Fund.

 The delivery of any such document to either party hereto for the purpose of any other agreement to which the Fund and RPS are or were parties shall be deemed to be delivery for the purposes of this Agreement.

2.  As requested by RPS, the Fund will also furnish to RPS from time to time the following documents:

a. Each resolution of the Board of Directors/Trustees of the Fund authorizing the original issue of its shares;

b. Each Registration Statement filed with the Securities and Exchange Commission and amendments and orders thereto in effect with respect to the sale of shares with respect to the Fund;

c. A certified copy of each amendment to the Articles of Incorporation or Declaration of Trust, and the By-Laws of the Fund;

d. Certified copies of each vote of the Board of Directors/Trustees authorizing officers to give instructions to the Fund; and

e. Such other documents or opinions which RPS, in its discretion, may reasonably deem necessary or appropriate in the proper performance of its duties under this Agreement.

3.  RPS hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of check forms and facsimile signature imprinting devices, if any, and for the preparation or use, and for keeping account of, such forms and devices.

I. Recordkeeping/Confidentiality

 1.  RPS shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable, provided that RPS shall keep all records in such form and in such manner as required by applicable law.

 2.  RPS and the Fund agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except: (a) after prior notification to and approval in writing by the other party hereto (or the plan, if required), which approval shall not be unreasonably withheld and may not be withheld where RPS or the Fund may be exposed to civil or criminal contempt proceedings for failure to comply; (b) when requested to divulge such information by duly constituted governmental authorities; or (c) after so requested by the other party hereto.

 Without limiting the foregoing, RPS has implemented, and will maintain during the term of this Agreement, measures designed to (i) ensure the security and confidentiality of identifying information concerning Plans and Plan Participants, (ii) use such information to provide the services hereunder, (iii) protect against any anticipated threats or hazards to the security or integrity of such information, (iv) protect against unauthorized access to or use of such information that could result in substantial harm or inconvenience to the subject of such information, and (v) ensure appropriate disposal of such information, to the extent such information is being disposed of by RPS.

J. Ownership of Software and Related Material

All computer programs, magnetic tapes, written procedures and similar items purchased and/or developed and used by RPS in performance of the Agreement shall be the property of RPS and will not become the property of the Fund.

K. As Of Transactions

For purposes of this Article K, the term “As Of Transaction” shall mean any single or “related transaction” (as defined below) involving the purchase or redemption of shares (including exchanges) processed at a time other than the time of the computation of the Fund’s net asset value per share next computed after receipt of any such transaction order by RPS due to an act or omission of RPS. “As Of Processing” refers to the processing of these Transactions. All As Of Processing may only be performed in accordance with the requirements of Rule 22c-1 of the ’40 Act. RPS is responsible for monitoring As Of Transactions procedures that set forth the circumstances under which As Of Transactions are permitted. If more than one As Of Transaction (“Related As Of Transaction”) in the Fund is caused by or occurs as a result of the same act or omission, such transactions shall be aggregated with other transactions in the Fund and be considered as one As Of Transaction.

1.  Reporting

  RPS shall:

a. Utilize a system to identify all As Of Transactions, and shall compute the net effect of such As Of Transactions upon the Fund on a daily, monthly and rolling 365 day basis. The monthly and rolling 365 day periods are hereinafter referred to as “Cumulative.”

b. Supply to the Fund, from time to time as mutually agreed upon, a report summarizing the As Of Transactions and the daily and Cumulative net effects of such As Of Transactions both in terms of aggregate dilution/loss (“Loss”) or gain (“Gain”) experienced by the Fund, and the impact such Gain or Loss has had upon the Fund’s net asset value per share.

c. With respect to any As Of Transaction which causes a Loss to the Fund of $100,000 or more (unless RPS fully compensates the Fund for the Loss), RPS will provide the Fund: (i) a report identifying the As Of Transaction and the Dilution resulting therefrom, (ii) the reason such As Of Transaction was processed as described above, and (iii) the action that RPS has or intends to take to prevent the reoccurrence of such As Of Processing ..

2.  Liability

a. It will be the normal practice of the Fund not to hold RPS liable with respect to any As Of Transaction which causes a Loss to any single Fund of less than $25,000. RPS will, however, closely monitor for each Fund the daily and Cumulative Gain/Loss that is caused by As Of Transactions of less than $25,000. When the Cumulative Loss to any Fund exceeds 3/10 of 1% of net asset value per share, RPS, in consultation with counsel to the Fund, will make appropriate inquiry to determine whether it should take any remedial action. RPS will report to the Board of Directors/Trustees of the Fund (“Board”), as appropriate, any action it has taken.

b. Where an As Of Transaction causes a Loss to a Fund equal to or greater than $25,000 (“Significant As Of Transaction”) but less than $100,000, if RPS does not reimburse the Fund for the Loss, RPS will review with Counsel to the Fund the circumstances surrounding the underlying Significant As Of Transaction to determine whether the Significant As Of Transaction was caused by or occurred as a result of a negligent act or omission by RPS. If it is determined that the Loss is the result of a negligent action or omission by RPS, RPS and outside counsel for the Fund will negotiate settlement. Significant As Of Transactions causing a Loss to the Fund that are not reimbursed by RPS will be reported to the Audit Committee at least annually. Any Significant As Of Transaction, however, causing a Loss in excess of the lesser of $100,000 or a penny per share that are not reimbursed by RPS will be reported to the Board as soon as reasonably practicable. Settlement for Significant As Of Transactions causing a Loss of $100,000 or more will not be entered into until approved by the Board. For Related As Of Transactions involving Funds with more than one class, the amount of Gain or Loss resulting from an As Of Transaction shall be determined for each class; provided, however, that for purposes of determining RPS’s liability for reimbursement of any Loss to a class, Gains in one class may be used to offset Losses in another class of the same Fund. Any net Gains remaining after offsetting a Loss in one or more classes, as well as aggregate Gains from a Significant As Of Transaction causing a Gain of a penny or more per share in a class, will be allocated ratably to all of the classes in the affected Fund. The Fund may also absorb Gains or Losses resulting from adjustments to transactions caused by a pricing error in a Fund or outside fund (when RPS corrects the number of shares in the Fund based on the Fund’s or outside fund’s corrected NAV). RPS (or outside fund) will reimburse the Fund for Losses over $100 for any Losses caused by adjustments resulting from a pricing error of an outside fund.

 The factors to consider in making any determination regarding the settlement of a Significant As Of Transaction would include but not be limited to:

i. Procedures and controls adopted by RPS to prevent As Of Processing;

ii. Whether such procedures and controls were being followed at the time of the Significant As Of Transaction;

iii. The volume of all transactions processed by RPS on the day of the Significant As Of Transaction;

iv. The number of As Of Transactions processed by RPS during prior relevant periods, and the net Loss/Gain as a result of all such Significant As Of Transactions to the Fund and to all other Funds; and

v. v. The prior response of RPS to recommendations made by the Funds regarding improvement to RPS’ As Of Processing procedures.

c. In determining RPS’ liability with respect to a Significant As Of Transaction, Section 4 of Article F of this Agreement will be applied.

L. Term and Termination of Agreement

 1.  This Agreement shall run for a period of one (1) year from the date first written above and will be renewed from year to year thereafter unless terminated by either party as provided hereunder.

 2 . This Agreement may be terminated by the Funds upon one hundred twenty (120) days’ prior written notice to RPS; and by RPS, upon three hundred sixty-five (365) days’ prior written notice to the Fund unless a shorter termination period is mutually agreed upon by the parties.

 3.  Upon termination hereof, the Fund shall pay to RPS such compensation as may be due as of the date of such termination, and shall likewise reimburse for out-of-pocket expenses related to its services hereunder.

M. Notice

Any notice as required by this Agreement shall be sufficiently given (i) when sent to an authorized person of the other party at the address of such party set forth above or at such other address as such party may from time to time specify in writing to the other party; or (ii) as otherwise agreed upon by appropriate officers of the parties hereto.

N. Assignment

Neither this Agreement nor any rights or obligations hereunder may be assigned either voluntarily or involuntarily, by operation of law or otherwise, by either party without the prior written consent of the other party.

O. Amendment/Interpretive Provisions

The parties by mutual written agreement may amend this Agreement at any time. In addition, in connection with the operation of this Agreement, RPS and the Fund may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as in their joint opinion may be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions are to be signed by all parties and annexed hereto, but no such provision shall contravene any applicable federal or state law or regulation and no such interpretive or additional provision shall be deemed to be an amendment of this Agreement.

P. Further Assurances

Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

Q. Maryland Law to Apply

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of Maryland.

R. Merger of Agreement

This Agreement, including the attached Schedule supersede any prior agreement with respect to the subject hereof, whether oral or written.

S. Counterparts

This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

T. The Parties

All references herein to “the Fund” are to each of the Funds listed on Appendix A individually, as if this Agreement were between such individual Fund and RPS. In the case of a series Fund or trust or Fund with separate classes, all references to “the Fund” are to the individual series or class of such Fund or trust, or to such Fund or trust on behalf of the individual series or class, as appropriate. The “Fund” also includes any T. Rowe Price Fund which may be established after the date of this Agreement. Any reference in this Agreement to “the parties” shall mean RPS and such other individual Fund as to which the matter pertains.

U. Directors, Trustees and Shareholders and Massachusetts Business Trust

It is understood and is expressly stipulated that neither the holders of shares in the Fund nor any Directors or Trustees of the Fund shall be personally liable hereunder. With respect to any

Fund which is a party to this Agreement and which is organized as a Massachusetts business trust, the term “Fund” means and refers to the trustees from time to time serving under the applicable trust agreement (Declaration of Trust) of such Trust as the same may be amended from time to time. It is expressly agreed that the obligations of any such Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement has been authorized by the Trustees and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

V. Captions

The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf under their seals by and through their duly authorized officers.

T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.	T. ROWE PRICE FUNDS
By: /s/ William W. Strickland Name: William W. Strickland Title: Vice President	By: /s/ Gregory K. Hinkle Name: Gregory K. Hinkle Title: Treasurer

SCHEDULE 1

 RPS agrees that it will perform services on behalf of the Funds in accordance with procedures developed and maintained by RPS, all applicable laws and the Fund’s then-current prospectus. Such services include, but are not limited to, the following:

- Establishing Participant Accounts

- Processing Purchase, Redemption and Exchange Orders Received from Participants and Plan Administrators

- Calculating and Processing Participants’ Retirement Minimum Distributions

- Receiving and Disbursing Settlement Proceeds to Participants and Plan Administrators

- Assessing and Remitting Redemption Fees

- Processing Fund Mergers and Reorganizations

- Processing Maintenance Requests in Participant Accounts Received from Participants and Plan Administrators

- Processing Adjustments in Participant Accounts and Monitoring and Reporting Gains and Losses in the Funds Resulting from such Adjustments

- Handling Returned Checks and ACH Debits

- Processing Dividends, Distributions and Other Fund Corporate Actions Affecting Participant Accounts

- Preparing and Filing Participant Tax Information

- Monitoring and Enforcing the Fund’s Excessive Trading Policy

- Complying with Procedures for Federal Tax Withholding

- Responding to Correspondence relating to Participant Accounts Received from Participants and Plan Administrators

- Maintaining Telephone, VRU and Computer Services for use by Participants and Plan Administrators to access and transact in Participant Accounts

- Distributing and Tabulating Fund Proxies

- Preparing and Delivering Confirmations, Statements and Tax Forms to Participants

- Delivering Prospectuses, Shareholder Reports and Other Required Mailings to Participants/Plans in the Fund, as required

- Coordinating with Independent Public Accountants for Reviews and Audits

- Maintaining Books and Records for the Funds

- Maintaining and Providing Information Necessary for the Completion of Form NSAR & N-CSR

- Furnishing Information to the Fund

- Performing Bank Reconciliation Process

- Developing and implementing policies and procedures to comply with new regulations affecting RPS as transfer agent to the Funds

- Performing such Other Services as Mutually Agreed Upon by Both Parties

APPENDIX A

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund—R Class

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund—R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund—R Class

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund—R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Global Equity Fund

T. Rowe Price Institutional Global Large-Cap Equity Fund

T. Rowe Price Institutional Global Value Equity Fund

T. Rowe Price Institutional International Bond Fund

T. Rowe Price Institutional Concentrated International Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Infrastructure Fund

T. Rowe Price Global Large-Cap Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Oversees Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund—R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund—R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund—R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Investment Fund

T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2005 Fund—R Class

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2015 Fund—R Class

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund—R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2025 Fund—R Class

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund—R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2035 Fund—R Class

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund—R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2045 Fund—R Class

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2050 Fund—R Class

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2055 Fund—R Class

T. Rowe Price Retirement Income Fund

T. Rowe Price Retirement Income Fund—R Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE–CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

AMENDMENT NO. 1

AGREEMENT

Between

T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.

and

EACH OF THE PARTIES INDICATED ON APPENDIX A

The Retirement Plan Services Contract of January 1, 2013, between T. Rowe Price Retirement Plan Services, Inc. and each of the Parties listed on Appendix A thereto is hereby amended, as of February 5, 2013 by adding thereto T. Rowe Price Institutional Income Funds, Inc. on behalf of T. Rowe Price Institutional Long Duration Credit Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund—R Class

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund—R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund—R Class

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund—R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Global Equity Fund

T. Rowe Price Institutional Global Large-Cap Equity Fund

T. Rowe Price Institutional Global Value Equity Fund

T. Rowe Price Institutional International Bond Fund

T. Rowe Price Institutional Concentrated International Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Infrastructure Fund

T. Rowe Price Global Large-Cap Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Oversees Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund—R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund—R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund—R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Investment Fund

T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2005 Fund—R Class

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2015 Fund—R Class

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund—R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2025 Fund—R Class

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund—R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2035 Fund—R Class

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund—R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2045 Fund—R Class

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2050 Fund—R Class

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2055 Fund—R Class

T. Rowe Price Retirement Income Fund

T. Rowe Price Retirement Income Fund—R Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE–CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

Attest:
/s/Patricia B. Lippert _____________________________ Patricia B. Lippert Secretary	/s/Gregory K. Hinkle _____________________________ Gregory K. Hinkle Treasurer

Attest:	T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.
/s/David Oestreicher _____________________________ David Oestreicher Secretary	/s/Nancy M. Maitland _____________________________ Nancy M. Maitland Vice President

AMENDMENT NO. 2

AGREEMENT

Between

T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.

and

EACH OF THE PARTIES INDICATED ON APPENDIX A

The Retirement Plan Services Contract of January 1, 2013, between T. Rowe Price Retirement Plan Services, Inc. and each of the Parties listed on Appendix A thereto is hereby amended, as of February 5, 2013 and March 5, 2013, by adding thereto T. Rowe Price Global Allocation Fund, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund—R Class

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund—R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund—R Class

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund—R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Global Equity Fund

T. Rowe Price Institutional Global Large-Cap Equity Fund

T. Rowe Price Institutional Global Value Equity Fund

T. Rowe Price Institutional International Bond Fund

T. Rowe Price Institutional Concentrated International Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Infrastructure Fund

T. Rowe Price Global Large-Cap Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Oversees Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund—R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund—R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund—R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Investment Fund

T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2005 Fund—R Class

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2015 Fund—R Class

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund—R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2025 Fund—R Class

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund—R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2035 Fund—R Class

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund—R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2045 Fund—R Class

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2050 Fund—R Class

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2055 Fund—R Class

T. Rowe Price Retirement Income Fund

T. Rowe Price Retirement Income Fund—R Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE–CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

Attest:
/s/Patricia B. Lippert _____________________________ Patricia B. Lippert Secretary	/s/Gregory K. Hinkle _____________________________ Gregory K. Hinkle Treasurer

Attest:	T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.
/s/David Oestreicher _____________________________ David Oestreicher Secretary	/s/Nancy M. Maitland _____________________________ Nancy M. Maitland Vice President

AMENDMENT NO. 3

AGREEMENT

Between

T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.

and

EACH OF THE PARTIES INDICATED ON APPENDIX A

The Retirement Plan Services Contract of January 1, 2013, between T. Rowe Price Retirement Plan Services, Inc. and each of the Parties listed on Appendix A thereto is hereby amended, as of February 5, 2013, March 5, 2013 and April 24, 2013, by adding thereto T. Rowe Price Retirement Funds, Inc. on behalf of T. Rowe Price Target Retirement 2005 Fund, T. Rowe Price Target Retirement 2010 Fund, T. Rowe Price Target Retirement 2015 Fund, T. Rowe Price Target Retirement 2020 Fund, T. Rowe Price Target Retirement 2025 Fund, T. Rowe Price Target Retirement 2030 Fund, T. Rowe Price Target Retirement 2035 Fund, T. Rowe Price Target Retirement 2040 Fund, T. Rowe Price Target Retirement 2045 Fund, T. Rowe Price Target Retirement 2050 Fund and T. Rowe Price Target Retirement 2055 Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund—R Class

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund—R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund—R Class

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund—R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Global Equity Fund

T. Rowe Price Institutional Global Large-Cap Equity Fund

T. Rowe Price Institutional Global Value Equity Fund

T. Rowe Price Institutional International Bond Fund

T. Rowe Price Institutional Concentrated International Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Infrastructure Fund

T. Rowe Price Global Large-Cap Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Oversees Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund—R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund—R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund—R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Investment Fund

T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2005 Fund—R Class

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2015 Fund—R Class

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund—R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2025 Fund—R Class

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund—R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2035 Fund—R Class

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund—R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2045 Fund—R Class

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2050 Fund—R Class

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2055 Fund—R Class

T. Rowe Price Retirement Income Fund

T. Rowe Price Retirement Income Fund—R Class

T. Rowe Price Target Retirement 2005 Fund

T. Rowe Price Target Retirement 2010 Fund

T. Rowe Price Target Retirement 2015 Fund

T. Rowe Price Target Retirement 2020 Fund

T. Rowe Price Target Retirement 2025 Fund

T. Rowe Price Target Retirement 2030 Fund

T. Rowe Price Target Retirement 2035 Fund

T. Rowe Price Target Retirement 2040 Fund

T. Rowe Price Target Retirement 2045 Fund

T. Rowe Price Target Retirement 2050 Fund

T. Rowe Price Target Retirement 2055 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE–CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

Attest:
/s/Patricia B. Lippert _____________________________ Patricia B. Lippert Secretary	/s/Gregory K. Hinkle _____________________________ Gregory K. Hinkle Treasurer

Attest:	T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.
/s/David Oestreicher _____________________________ David Oestreicher Secretary	/s/Nancy M. Maitland _____________________________ Nancy M. Maitland Vice President

AMENDMENT NO. 4

AGREEMENT

Between

T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.

and

EACH OF THE PARTIES INDICATED ON APPENDIX A

The Retirement Plan Services Contract of January 1, 2013, between T. Rowe Price Retirement Plan Services, Inc. and each of the Parties listed on Appendix A thereto is hereby amended, as of February 5, 2013, March 5, 2013, April 24, 2013, and July 24, 2013, by adding thereto T. Rowe Price Institutional Income Funds, Inc. on behalf of T. Rowe Price Institutional Global Multi-Sector Bond Fund and T. Rowe Price International Funds, Inc. on behalf of T. Rowe Price Global Industrials Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund—R Class

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund—R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund—R Class

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund—R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional Global Multi-Sector Bond Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Global Equity Fund

T. Rowe Price Institutional Global Large-Cap Equity Fund

T. Rowe Price Institutional Global Value Equity Fund

T. Rowe Price Institutional International Bond Fund

T. Rowe Price Institutional Concentrated International Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Infrastructure Fund

T. Rowe Price Global Large-Cap Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Oversees Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund—R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund—R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund—R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Investment Fund

T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2005 Fund—R Class

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2015 Fund—R Class

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund—R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2025 Fund—R Class

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund—R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2035 Fund—R Class

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund—R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2045 Fund—R Class

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2050 Fund—R Class

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2055 Fund—R Class

T. Rowe Price Retirement Income Fund

T. Rowe Price Retirement Income Fund—R Class

T. Rowe Price Target Retirement 2005 Fund

T. Rowe Price Target Retirement 2010 Fund

T. Rowe Price Target Retirement 2015 Fund

T. Rowe Price Target Retirement 2020 Fund

T. Rowe Price Target Retirement 2025 Fund

T. Rowe Price Target Retirement 2030 Fund

T. Rowe Price Target Retirement 2035 Fund

T. Rowe Price Target Retirement 2040 Fund

T. Rowe Price Target Retirement 2045 Fund

T. Rowe Price Target Retirement 2050 Fund

T. Rowe Price Target Retirement 2055 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE–CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

Attest:
/s/Patricia B. Lippert _____________________________ Patricia B. Lippert Secretary	/s/Gregory K. Hinkle _____________________________ Gregory K. Hinkle Treasurer

Attest:	T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.
/s/David Oestreicher _____________________________ David Oestreicher Secretary	/s/Nancy M. Maitland _____________________________ Nancy M. Maitland Vice President

AMENDMENT NO. 5

AGREEMENT

Between

T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.

and

EACH OF THE PARTIES INDICATED ON APPENDIX A

The Retirement Plan Services Contract of January 1, 2013, between T. Rowe Price Retirement Plan Services, Inc. and each of the Parties listed on Appendix A thereto is hereby amended, as of February 5, 2013, March 5, 2013, April 24, 2013, July 24, 2013, and November 1, 2013, by changing the names of the T. Rowe Price Institutional Global Equity Fund to the T. Rowe Price Institutional Global Focused Growth Equity Fund and T. Rowe Price Institutional Global Large-Cap Equity Fund to the T. Rowe Price Institutional Global Growth Equity Fund, on behalf of the T. Rowe Price Institutional International Funds, Inc.; and by changing the name of the T. Rowe Price Global Large-Cap Stock Fund to the T. Rowe Price Global Growth Stock Fund, on behalf of the T. Rowe Price International Funds, Inc.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund—R Class

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund—R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund—R Class

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund—R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional Global Multi-Sector Bond Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Concentrated International Equity Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Global Focused Growth Equity Fund

T. Rowe Price Institutional Global Growth Equity Fund

T. Rowe Price Institutional Global Value Equity Fund

T. Rowe Price Institutional International Bond Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Infrastructure Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Oversees Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund—R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund—R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund—R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Investment Fund

T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2005 Fund—R Class

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2015 Fund—R Class

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund—R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2025 Fund—R Class

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund—R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2035 Fund—R Class

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund—R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2045 Fund—R Class

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2050 Fund—R Class

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2055 Fund—R Class

T. Rowe Price Retirement Income Fund

T. Rowe Price Retirement Income Fund—R Class

T. Rowe Price Target Retirement 2005 Fund

T. Rowe Price Target Retirement 2010 Fund

T. Rowe Price Target Retirement 2015 Fund

T. Rowe Price Target Retirement 2020 Fund

T. Rowe Price Target Retirement 2025 Fund

T. Rowe Price Target Retirement 2030 Fund

T. Rowe Price Target Retirement 2035 Fund

T. Rowe Price Target Retirement 2040 Fund

T. Rowe Price Target Retirement 2045 Fund

T. Rowe Price Target Retirement 2050 Fund

T. Rowe Price Target Retirement 2055 Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Ultra Short-Term Bond Fund

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE–CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

Attest:
/s/Patricia B. Lippert _____________________________ Patricia B. Lippert Secretary	/s/Gregory K. Hinkle _____________________________ Gregory K. Hinkle Treasurer

Attest:	T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.
/s/David Oestreicher _____________________________ David Oestreicher Secretary	/s/Nancy M. Maitland _____________________________ Nancy M. Maitland Vice President